SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                        ___________________________

                                 FORM 8-K

                              CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) of the

                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 29,
1996


                        VIMRx Pharmaceuticals Inc.
            (Exact name of registrant as specified in charter)


                                 Delaware
                          (State or other juris-
                            diction of incorp-
                                 oration)

0-19153
                                (Commission
                               File Number)

06-1192468
                               (IRS Employer
                            Identification No.)

  1200 High Ridge Road, Stamford, Connecticut               06905
    (Address of principal executive offices)                (Zip code)


        Registrant's telephone number, including area code:  (203)
329-0811


                              Not Applicable
       (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of
 Assets.

     On May 23, 1996, VIMRx Pharmaceuticals Inc. (the "Registrant"), through its subsidiary, VPI Holdings, Ltd., acquired all of the issued and outstanding capital stock of Ribonetics GmbH ("Ribonetics") (contingent, however, upon delivery of a final form of affidavit delivered on May 29, 1996) from Dr. Herbert Stadler, its sole stockholder, for $1,500,000 in cash and warrants to purchase between 365,000 and 500,000 shares of the Registrant's Common Stock (the exact number to be determined based on the market value of the Common Stock on The Nasdaq Stock Market during the three-month period following the acquisition) at an exercise price of $.01 per share, with a cashless exercise provision. Dr. Stadler also received a ten percent equity interest in VPI Holdings, Ltd. For the period commencing September 30, 1997 and ending June 1, 2000, subject to certain restrictions (including without limitation volume limitations on permissible sales), Dr. Stadler is entitled to require the Registrant to file a registration statement for the public sale of Dr. Stadler's shares of Common Stock that are not otherwise available for public sale pursuant to Rule 144 under the Securities Act of 1933, as amended. Dr. Stadler is also entitled to certain "piggyback" registration rights with respect to his shares. The Registrant previously acquired rights to commercialize and exploit synthetic oligonucleotide compounds for pharmaceutical and diagnostic products under a worldwide exclusive license from Ribonetics. Prior to the acquisition, the Registrant funded research and development by Ribonetics pursuant to a research and development agreement which was terminated in January 1996. Dr. Stadler will remain as an advisor to the Registrant.




Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     It is impracticable to provide the required financial statements for the acquired business at the date of filing of this Form 8-K. Such financial statements will be filed as soon as practicable, but no later than 60 days following the date this Form 8-K is required to be filed.


     (c) Exhibits.

              2.1   Stock Purchase Agreement dated May 22,
                    1996 among VPI Holdings, Ltd., the
                    Registrant and Dr. Herbert Stadler.

          4.3  Warrant Purchase Agreement dated as of
               May 22, 1996 between the Registrant and
               Dr. Herbert Stadler.

                                 SIGNATURE


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VIMRx
PHARMACEUTICALS INC.
                              (Registrant)



                              By:  /s/ Richard L.
Dunning
                                     Richard L.
Dunning
                                  President and
Chief Executive Officer

Dated:  June 12, 1996
                               EXHIBIT INDEX


2.1  Stock Purchase Agreement dated May 22, 1996 among
     VPI Holdings, Ltd., the Registrant and Dr. Herbert
     Stadler.

4.3 Warrant Purchase Agreement dated as of May 22, 1996 between the Registrant and Dr. Herbert Stadler.

                        WARRANT PURCHASE AGREEMENT


     WARRANT PURCHASE AGREEMENT (this "Agreement") dated as of
May 22, 1996 between VIMRx Pharmaceuticals
Inc., a Delaware corporation (the
"Company"), and Dr. Herbert Stadler, an
individual ("Warrantholder").

     WHEREAS, pursuant to that certain Stock Purchase Agreement dated the date hereof by and among the Company, VPI Holdings, Ltd., a Bermuda company and a wholly-owned subsidiary of the Company ("VPI"), and Warrantholder (the
"Stock Purchase Agreement"), the Company has agreed to issue the warrants described herein to Warrantholder in partial consideration of Warrantholder's transferring to VPI all the issued and outstanding shares of Ribonetics
Gesellschaft fur Molekulare Therapie GmbH
(such shares, the "Ribonetics Stock").

     In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholder hereby agree as follows:

     Section 1.  Grant of Warrant.

     For, and in consideration of $1.00 and the transfer of the Ribonetics Stock, the Company hereby issues and sells to the Warrantholder and the Warrantholder hereby purchases from the
Company, four stock purchase warrants (each a "Warrant", collectively the "Warrants") each to purchase up to the number of fully paid and nonassessable shares (the "Shares") of common stock, $.001 par value per share
(the "Common Stock"), of the Company at a price per Share of $.01 per share (the
"Exercise Price"), set forth below:

Stadler
Warrant
Number              Shares Purchasable

  1                 121,667.

  2                 243,333.

  3                 a number equal to the
                    difference between (x) (i)
                    $500,000 divided by (ii) the
                    average daily fair market
                    value (as determined pursuant
                    to Section 4 hereof) of the
                    Company's Common Stock for
                    each trading day during the
                    period beginning on the first
                    day following the Closing
                    Date, as hereinafter defined,
                    and ending on the ninetieth
                    day following the Closing
                    Date, minus (y) 121,667, but
                    in no event less than zero or
                    greater than 45,000.


  4                 a number equal to the
                    difference between (x) (i)
                    $1,000,000 divided by (ii)
                    the average daily fair market
                    value (as determined pursuant
                    to Section 4 hereof) of the
                    Company's Common Stock for
                    each trading day during the
                    period beginning on the first
                    day following the Closing
                    Date and ending on the
                    ninetieth day following the
                    Closing Date, minus (y)
                    243,333, but in no event less